POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 14, 1997


                                       ROBERT S. GREGG
                                       -----------------------------------
                                       Robert S. Gregg

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 8, 1997


                                       KARL C. POWELL, JR.
                                       -----------------------------------
                                       Karl C. Powell, Jr.

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 7, 1997


                                       STEVE CHEN
                                       -----------------------------------
                                       Steve Chen

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 6, 1997


                                       JOHN MCADAM
                                       -----------------------------------
                                       John McAdam

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 14, 1997


                                       ROBERT C. MATHIS
                                       -----------------------------------
                                       Robert C. Mathis

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 8, 1997


                                       MICHAEL S. SCOTT MORTON
                                       -----------------------------------
                                       Michael S. Scott Morton

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 14, 1997


                                       RICHARD C. PALERMO
                                       -----------------------------------
                                       Richard C. Palermo

                                POWER OF ATTORNEY
                      (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., ROBERT S. GREGG and JOHN McADAM, and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 2, 1997


                                       ROBERT W. WILMOT
                                       -----------------------------------
                                       Robert W. Wilmot